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                                                                   Exhibit 10.27

                                 PURCHASE ORDER

THE MICRO SPRING COMPANY, INC.      Bill To: The Microspring Co., Inc.No.
                                             701382
77 Accord Park Drive, Building A            77 Accord Park Drive  Order
                                                                  Date:
                                                                  10/24/96
Norwell, Massachusetts 02061-1605           Norwell, MA. 02061    Page
                                                                  Number:
                                                                  1
Tel. (617) 871-7882   Fax (617) 871-2980


TO:      IMPLANT SCIENCES CORPORATION        Ship to:The Microspring Co., Inc.

                  The Purchase Order Number must appear on all invoices, B/L, bundles, cases, packing lists and correspondence.
                  Buyer: Jim Day

         ATTN:  RICHARD SAHAGIAN            77 Accord Park Drive
--------------------------------------------------------------------------------
Vendor:  IMP01    Terms:  SEE BELOW*         Ship via:BEST WAY     PPD:  XFOB:
                                                                   WAKEFIELD,
                                                                   MA   Taxable:
                                                                   NINSP:
                                                                   N

Buyer:  002            Vendor Contact: Ph. 617-246-0700     Requisitioner:  R&D
                                                            Engineering    Ship
                                                                     Instructio
                                                                     ns:  SEE
                                                                     ATTAC
                                                                     HED

--------------------------------------------------------------------------------

Quantity          Unit       Part Number                            Unit Price
                                                                    Extension

                              * TERMS AND CONDITIONS AS PER THE ATTACHED
                              DOCUMENT IN ADDITION TO TERMS PRINTED ON THE
                              REVERSE OF THIS PURCHASE ORDER.

                              PHASE II - PILOT PRODUCTION FOR THE MICROSPRING COMPANY (PER 9/4/96 QUOTE TO J. BARRINGTON)

                              LABOR
                              Design:
120                HR         Designer     12,000.00


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                            Construction:
250              HR         Machinist: [Redacted text]
140              HR         Assembly Technician  [Redacted text]
                            Test/Optimization:
120              HR         Production Technician  [Redacted text]
80               HR         Engineer       [Redacted text]

                            Pilot Production:
80               HR         Production Technician [Redacted text]

                           Conceptual Design of Production Tool:
40              HR         Designer                              [Redacted text]
                                                                 --------------
                                        SUBTOTAL:                [Redacted text]

                           EQUIPMENT
                           Fixed costs for materials and purchased components:
1               EA         Additional Sputter Head               [Redacted text]
4               EA         [Redacted text] Targets               [Redacted text]
2               EA         Ar gas - 4-9s Purity                  [Redacted text]
1               LT         Metal stock                           [Redacted text]
1               LT         Welding Servi                         [Redacted text]
1               LT         Valves/Fittings                       [Redacted text]
                                                                 --------------
                                        SUBTOTAL:                [Redacted text]

                           Phase II-Pilot Production Grand Total [Redacted text]

                LESS       MS Check 15535 for one-third of total-[Redacted text]

                           TOTAL INVOICE AMOUNT                 $[Redacted text]
                                                                 ==============

                           FINAL COMPLETION DATE:                [Redacted text]



No changes or substitutions can be made to components or in processing without prior notification and approval.


                                                          /s/ illegible
                                                          -------------
                                                          signature
                                                          -------------
                                                          10/25/96
                                                          -------------


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THE MICROSPRING
COMPANY, INC.


                              TERMS and CONDITIONS



Contractual Issues

General:

1. MicroSpring (MS) [Redacted text] for the intermittent Unbalanced Magnetron Sputtering [Redacted text] or any other process developed for MS in whole or in part with MS funds. Implant Sciences (IS) will neither produce equipment, nor provide services to any other company or corporation for such process or processes [Redacted text].

2. The production equipment will reside at IS for a reasonable period of time after construction. This time period will be for purposes of equipment process refinement and to provide "turn-key" operation once the equipment is installed at MS. During this time period IS may provide coating services to MS. After this time period IS will have the equipment moved to the MS facility, reinstalled and proved fully functional. The costs of moving and installation of the equipment at the MS facility in Norwell, MA will be underwritten by MS. The cost of demonstrating the equipment is fully functional will be underwritten by IS.

3. The cost of production services for MS while the equipment is being refined at IS will be reasonable and on a fee-for-service basis to be agreed upon in advance between the parties.

4. IS will continue to be available to produce and service production equipment for MS as required by MS. Should IS not be available for whatever reason to produce and/or service the production equipment, all technology, documentation, and equipment produced to date will revert to MS. MS will have the right to obtain services elsewhere and/or reproduce the production equipment.

5. MS will neither pay royalty fees to IS for this equipment, nor for items produced by this equipment.

6. MS will pay IS a one-time transfer and training fee for the production equipment to be reasonable and agreed upon in advance between the parties.

7. If, in the course of development of this equipment for MS, IS, their principals, employees or consultants make an invention, they will promptly disclose same to MS. MS and IS will jointly sponsor and jointly own any patents evolving from such invention, except, if



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         one party wishes not to sponsor a patent application, they shall promptly notify, disclose and assign all rights to the other party. The party receiving such rights may sponsor the patent application at its' own expense, and shall retain sole ownership and all rights to the invention.

8.       MS will provide all [Redacted text] equipment.

9.       IS will provide all [Redacted text] coating process equipment.

10. All disputes regarding this contract will be settled by independent arbitration.

Contractual Issues

TECHNICAL

1. The time required for the production equipment to simultaneously coat a minimum of [Redacted text] and a maximum of [Redacted text] with [Redacted text] of up to [Redacted text] microns thickness of [Redacted text] onto [Redacted text] will be approximately [Redacted text] minutes.

2. IS will endeavor to keep the temperature to which the [Redacted text] stock is exposed as low as possible. In no case will the [Redacted text] stock be exposed to a temperature in excess of [Redacted text].


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